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                                                                   EXHIBIT 10(l)

                             GREIF BROS. CORPORATION
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER

I.   MEMBERSHIP REQUIREMENTS

A. Number. The Audit Committee of the Board of Directors (the "Board") of Greif Bros. Corporation (the "Company") will be composed of not less than three members of the Board and will be selected by the Board.

B. Independence. The members of the Audit Committee must have no relationship with the Company that may interfere with the exercise of their independence from management and the Company ("Independent"). In addition to the foregoing requirement, the following restrictions apply:

o A director who has been employed by the Corporation or its affiliates in the current or past three years cannot be Independent.

o A director who has a Business Relationship (as hereinafter defined) or is a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Corporation may serve on the Audit Committee only if the Board determines that the relationship does not interfere with that director's exercise of independent judgment. As used herein, "Business Relationship" includes commercial, industrial, banking, consulting, legal, accounting or any other relationship.

o A director who is an immediate family member (including any individual who shares a home) of an individual who is, or has been in the past three years, employed by the Corporation or any of its affiliates as an executive officer cannot be Independent.

o A director who has been employed as an executive of another organization where any of the Company's executives serve on that entity's compensation committee cannot be Independent.

C. Financial Expertise. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, and have the ability to understand key business and financial risks and related controls and control processes. At least one director must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

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II.  SCOPE OF RESPONSIBILITIES

A. Generally. The Audit Committee shall provide assistance to the Board in fulfilling its responsibilities to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the directors, the external auditors, the internal auditors and the financial management of the Company. The Audit Committee, through its Chairperson, shall report periodically to the Board, but at least semi-annually. The Audit Committee has the authority to engage independent legal counsel and other advisers as it deems necessary to carry out its duties and shall have access to such internal and external resources as necessary to carry out its responsibilities and functions. In addition to the matters expressly described herein, the Audit Committee will perform any other functions assigned by the Board or required by applicable federal and state statutes, rules and regulations and the rules of the securities exchange on which the Company's stock is listed (collectively, the "Rules and Regulations").

B. Specific Responsibilities. The Audit Committee shall be responsible for the following:

1. Appointment (including the replacement) of independent public accountants, approval of the compensation of all independent public accountants, and the oversight of all work by independent public accountants, whether for the purpose of preparing or issuing an audit report or for any type of non-audit work.

2. Review and approval of the scope of the annual audit by independent public accountants (the "auditors") for the Company and its subsidiaries recommended jointly by the auditors and the Chief Financial Officer.

3. Review and approval of the scope of the audits for the Company's annual profit and pension trusts.

4. Review and approval of the audit plan as recommended by the Company's Director - Internal Audit.

5. Requesting the Director - Internal Audit to study a particular area of interest or concern.

6. Discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

7. Require the auditors to submit on a periodic basis a written statement delineating all relationships between the auditors and the Company, and review any disclosed relationships or services that may impact objectivity.

8. Review and reassess on an annual basis the adequacy of this charter, and conform this charter to the requirements of applicable Rules and Regulations.

9. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

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10.  Review, assess and approve a code of ethical conduct for management of the
     Company (the "Code of Conduct").

C. Recommendations to the Board. In addition, the Audit Committee will review the following matters and recommend action by the Board.

1.   Review major accounting policy changes before implementation.

2.   Review SEC registration statements before signature by other Board members.

3. Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements.

4. Review annual audit reports, including auditors' opinions and management letter.

D. Summary Reports to the Board. The Audit Committee will review the following matters and provide summary reports to the Board when appropriate.

1. Review trends in accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board, the Securities and Exchange Commission, and the American Institute of Certified Public Accountants.

2. Interview independent auditors for review and analysis of strengths and weaknesses of the Company's financial staff, systems, adequacy of controls, and other factors which might be pertinent to the integrity of published financial reports.

3. Review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the auditors under generally accepted auditing standards. The Chairperson of the Audit Committee may represent the entire Committee for the purposes of this review.

4.   Review administration of and compliance with the Company's Code of Conduct.

5.   Review schedule of insurance programs with the Director - Risk Management.

6. Review with management any significant findings brought forward by the internal auditors or the auditors, sensitive data or disclosure requirements that are published.

7. Review compliance with legal and regulatory items as they apply to the Company by discussion with the Director - Internal Audit, the auditors and executive management.

III. MEETINGS

The Audit Committee shall meet at least quarterly, and additional meetings may be scheduled as considered necessary by the Audit Committee or its Chairperson. The Audit Committee may request members of management, counsel, internal auditors, the auditors and other persons, as applicable, to attend and participate in its meetings. The Audit Committee shall meet periodically in private session with only its members, but at least annually, and shall meet in executive session

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separately with the Company's Director - Internal Audit and the auditors at least once annually. The Audit Committee should serve as a communication vehicle for the Director - Internal Audit and the auditors to the Board. The Audit Committee will discuss with the Director - Internal Audit the results of the annual internal plan. The Director - Internal Audit should report directly to the Chairperson of the Audit Committee with the Chief Financial Officer of the Company having the day-to-day supervisory functions over the Director - Internal Audit.